EXHIBIT 4.1


FORM OF THE STOCK CERTIFICATE FOR THE COMMON STOCK, PAR VALUE $.01, OF 3M
COMPANY


                                    [3M LOGO]

           NUMBER                                            SHARES

        COMMON STOCK                           THIS CERTIFICATE IS TRANSFERRABLE
                                                    IN NEW YORK, N.Y. OR IN
INCORPORATED UNDER THE LAWS OF                      MINNEAPOLIS, MINNESOTA
    THE STATE OF DELAWARE


                                   3M COMPANY


This Certifies that                          See reverse for certain definitions
                                                       CUSIP 88579Y 10 1

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

                                   3M COMPANY

transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and the Transfer Agent and registered by the Registrar. This Certificate is subject to all terms, conditions and limitations of the Corporation's Certificate of Incorporation, to which reference is hereby made with the same effect as if they were herein set forth in full.

         Witness, the corporate seal and the signatures of the duly authorized officers of the Corporation.

Dated                                                        3M COMPANY
           /s/ Gregg M. Larson                     /s/ W. James McNerney, Jr.
                 SECRETARY                             CHAIRMAN OF THE BOARD

                                [3M COMPANY SEAL]

COUNTERSIGNED AND REGISTERED:
   WELLS FARGO BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR
BY


---------------------
AUTHORIZED SIGNATURE


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[REVERSE SIDE]

                                   3M COMPANY

         A STATEMENT OF THE DESIGNATION, POWERS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH 3M COMPANY IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS MAY BE OBTAINED BY ANY STOCKHOLDER, WITHOUT CHARGE, FROM THE TRANSFER AGENT OR OF THE SECRETARY OF THE CORPORATION.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common
TEN ENT--as tenants by the entireties
JT TEN--as joint tenants with
        right of survivorship
        and not as tenants
        in common

UNIF GIFT MIN ACT -- __________Custodian _____________
                       (Cust)                (Minor)
                        under Uniform Gifts to Minors Act
Act ____________________
           (State)

UNIF TRF MIN ACT--_____________Custodian_____________
                      (Cust)               (Minor)
                        under Uniform Transfers to Minors
Act ____________________
           (State)

         Additional abbreviations may also be used though not in the above list.

For value received _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________


    ------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
================================================================================
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

X___________________________________
X___________________________________
Notice: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

By_________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.